UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 12, 2019 (April 12, 2019)

CANNABIS SUISSE CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-213009	38-3993849
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kiranthidiya road 114, Beruwala, Sri Lanka, 12070

(Address of Principal Executive Offices) (Zip Code)

+17027510467

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On April 12, 2019, Cannabis Suisse Corp. (the “Registrant”) was notified that Fruci & Associates II, PLLC (“Fruci & Associates”) has resigned as the Registrant’s independent registered public accounting firm due to the Registrant’s expansion into additional foreign markets and a change in the Registrant’s focus.

During the engagement period (September 3, 2018 to April 12, 2019 ) (i) there have not been disagreements between Cannabis Suisse Corp. and Fruci & Associates on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Fruci & Associates would have caused Fruci & Associates to make reference to the matter in a report on the Registrant’s financial statements; and (ii) there have not been reportable events as the term described in Item 304(a)(1)(v) of Regulation S-K.

Cannabis Suisse Corp. has asked Fruci & Associates to provide it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statement made above by the Registrant. A copy of the letter, dated April 12, 2019, is filed herewith as Exhibit 16.1 and incorporated herein by reference.

(b) On April 12, 2019, the Registrant engaged Accell Audit & Compliance, PA (“Accell”) to serve as the Registrant’s independent registered public accounting firm for the year ending May 31, 2019. During the past quarterly periods ended August 31, 2018, November 30, 2018 and February 28, 2019, the Registrant did not consult with Accell regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements.

Item 8.01 Other Events

On April 12, 2019, the Board of Directors (the “Board”) of Cannabis Suisse Corp. (the “Company”) made a decision to start utilizing premises located at Lerzenstrasse 12, 8953 Dietikon, Switzerland.

The Board of Directors considers the said premises appropriate for the new business direction the Company has been following. The Company continues to utilize the premises at Kiranthidiya road 114, Beruwala 12070, Sri Lanka for its operations. Currently Cannabus Suisse Corp. maintains 2 (two) office spaces.

Item 9.01 Financial Statements and Exhibits

16.1 Letter from Fruci & Associates II, PLLC to the Securities and Exchange Commission dated April 12, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNABIS SUISSE CORP.
(Registrant)

/s/ Suneetha Nandana Silva Sudusinghe
Suneetha Nandana Silva Sudusinghe
Chief Executive Officer

Date: April 12, 2019